UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2026
______________

INTERDIGITAL, INC.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	1-33579	82-4936666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Bellevue Parkway, Suite 300
Wilmington, DE 19809-3727
(Address of principal executive offices, Zip code)

302-281-3600
Registrant's telephone number, including area code
Not Applicable
Former Name or Former Address, if Changed Since Last Report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDCC	NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Shareholders of InterDigital, Inc. (the “Company”) held on June 10, 2026 (the “2026 Annual Meeting”), following the approval and recommendation of the Board, the Company’s shareholders approved a proposed amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), to provide for exculpation of the Company’s officers pursuant to Section 1735 of the Pennsylvania Business Corporation Law. Such amendment is further described in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 30, 2026, under the heading “Approval of Bylaws Amendment to Allow for Officer Exculpation as Permitted by Pennsylvania Law.”
The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the further amended and restated Bylaws filed herewith as Exhibit 3.1 and incorporated herein by reference. A marked copy illustrating the changes made to the Bylaws is filed herewith as Exhibit 3.2.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The matters voted on at the 2026 Annual Meeting and the voting results for each matter are set forth below.
(i)The following individuals were elected as directors of the Company to serve a one-year term until the Company’s annual meeting of shareholders in 2027 and until his or her successor is elected and qualified as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Derek Aberle	20,584,219	35,774	35,293	2,651,275
Samir Armaly	20,285,376	334,632	35,278	2,651,275
Lawrence (Liren) Chen	20,533,064	87,303	34,919	2,651,275
Joan H. Gillman	20,096,361	530,268	28,657	2,651,275
S. Douglas Hutcheson	20,306,251	313,156	35,879	2,651,275
John A. Kritzmacher	19,950,795	669,291	35,200	2,651,275
John D. Markley, Jr.	18,864,477	1,755,864	34,945	2,651,275
Jean F. Rankin	20,139,753	490,717	24,816	2,651,275
(ii)Shareholders voted on the approval of the Bylaws amendment to allow for officer exculpation as permitted by Pennsylvania law.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,145,023	1,445,959	64,304	2,651,275
(iii)Shareholders passed an advisory resolution to approve the Company’s executive compensation as reported in the Company’s 2026 proxy statement as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,270,545	311,323	73,418	2,651,275

(iv)Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 as follows:

FOR	AGAINST	ABSTAIN
22,881,516	385,450	39,595
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

3.1	Amended and Restated Bylaws of InterDigital Inc., dated as of June 10, 2026
3.2	Marked changes to Amended and Restated Bylaws of InterDigital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Joshua D. Schmidt
Joshua D. Schmidt
Chief Legal Officer and
Corporate Secretary

Date: June 15, 2026